                                                                   EXHIBIT 10.90

                               SECOND AMENDMENT TO

                                CREDIT AGREEMENT

         This Second Amendment to the Credit Agreement ("Second Amendment") is made and entered into as of September 30, 1996, by and between Trilon Dominion Partners L.L.C. ("Trilon Dominion") and Wilshire Technologies, Inc. ("Borrower").

                               W I T N E S S E T H

         WHEREAS, the parties hereto have entered into a Credit Agreement dated as of January 5, 1996 (the "Agreement"); and the Amendment to the Credit Agreement ("Amendment") as of June 30, 1996;

         WHEREAS, the parties hereto wish to further amend the Agreement as set forth in this Second Amendment;

         NOW THEREFORE, in consideration of the above premises and the mutual covenants and agreements herein, the parties agree as follows:

         1.       Amendment.

         1.1 Section 1.1 of the Agreement is hereby amended by replacing the phrase "not exceeding $1,000,000" in the fifth line of such section with the phrase "not exceeding $2,000,000, such amounts to be made available upon completion of the milestones listed in Schedule 1.1" .

         1.2 Section 1.4 of the Agreement is hereby amended to read as follows:

Warrant and Springing Warrant. In consideration of the Lender's providing the Commitment dated January 5, 1996 and the Commitment as amended by the Second Amendment dated September 30, 1996, the Borrower hereby agrees to issue to the Lender (i)two warrants in the form of Exhibit B attached hereto (the "Warrant") each to purchase 100,000 shares of common stock of the Borrower, no par value per share (the

"Common Stock"), at an exercise price per share equal to the closing price per share of Common Stock on January 5, 1996 for the first warrant and on September 30, 1996 for the second warrant, exercisable from the date hereof through January 5, 2001 for the first warrant and through September 30, 2001 for the second warrant; and (ii) two springing warrants in the form of Exhibit C attached hereto (the "Springing Warrant") each to purchase 25,000 shares of Common Stock, exercisable in the event that the principal and interest on the Note (as defined in Section 1.5 of the Agreement) shall not be paid in full on or before June 30, 1996 for the first Springing Warrant and on or before June 30, 1997 for the second Springing Warrant.

         1.3 Section 1.5 of the Agreement is hereby amended by replacing the phrase "not to exceed $1,000,000" in the fifth line of such section with the phrase "not to exceed $2,000,000, such amounts to be made available upon completion of the milestones listed in Schedule 1.1" .

         1.4 Section 1.7 of the Agreement is hereby amended by replacing the phrase, "or, (ii) December 31, 1996" in the fifth line of such section with the phrase, "or, (ii) June 30, 1997".

         1.5 Except as specifically set forth in this Amendment the Agreement and all other documents and agreements entered into in connection with the Agreement including without limitation the Warrants and Springing Warrants shall remain unchanged and in full force and effect.

         2. Governing Law. Except as otherwise expressly provided, this Amendment shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made in such State and without regard to conflicts of law doctrines.

         3. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                          WILSHIRE TECHNOLOGIES, INC.



                                       By:     /s/ James W. Klingler
                                          ----------------------------
                                          Name:   James W. Klingler
                                          Title:  Chief Financial Officer



THE LENDER:                            TRILON DOMINION PARTNERS, L.L.C.



                                       By:     /s/ William P. Gendron
                                          ----------------------------
                                          Name:   William P. Gendron
                                          Title:  Treasurer

                                  SCHEDULE 1.1


                                                                       DRAWDOWN
MILESTONES                                                             AMOUNT
----------                                                             ---------
1) Complete sale of Medical Products                                   $250,000
   and Transdermal Products Divisions.

2) Complete development of Second                                      $250,000
   Generation glove polymer and issue
   production purchase order.

3) Complete agreements and obtain licenses                             $250,000
   and permits necessary to operate the glove
   pilot plant in Mexico.

4) Produce gloves in the glove pilot plant in                          $250,000
   Mexico at the rate of 20,000 pairs per month.

                               SECOND AMENDMENT TO
                              GRID PROMISSORY NOTE

         This Second Amendment to the Grid Promissory Note ("Note") issued pursuant to the Credit Agreement ("Second Amendment") is made and entered into as of September 30, 1996, by and between Trilon Dominion Partners L.L.C. ("Trilon Dominion") and Wilshire Technologies, Inc. ("Borrower").

                               W I T N E S S E T H

         WHEREAS, the parties hereto have entered into a Credit Agreement dated as of January 5, 1996 (the "Agreement") and the Amendment to the Grid Promissory Note ("Amendment") as of June 30, 1996: and pursuant to the Agreement Note was issued.

         WHEREAS, the parties hereto wish to further amend the Note as set forth in this Second Amendment;

         NOW THEREFORE, in consideration of the above premises and the mutual covenants and agreements herein, the parties agree as follows:

         1.       Amendment.

         1.1 Section 1 of the Note is hereby amended by replacing the phrase, "principal sum of ONE MILLION DOLLARS ($1,000,000):" in the sixth line of such section with the phrase, "principal sum of TWO MILLION DOLLARS ($2,000,000)".

         1.2 Section 4 of the Note is hereby amended by replacing the phrase, "or (ii) December 31, 1996" in the fifth line of such section with the phrase, "or (ii) June 30, 1997".

         1.3 Except as specifically set forth in this Amendment the Agreement and all other documents and agreements entered into in connection with the Agreement shall remain unchanged and in full force and effect.

         2. Governing Law. Except as otherwise expressly provided, this Amendment shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made in such State and without regard to conflicts of law doctrines.

         3. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                          WILSHIRE TECHNOLOGIES, INC.



                                       By:     /s/ James W. Klingler
                                          ----------------------------
                                          Name:   James W. Klingler
                                          Title:  Chief Financial Officer



THE LENDER:                            TRILON DOMINION PARTNERS, L.L.C.



                                       By:     /s/ William P. Gendron
                                          ----------------------------
                                          Name:   William P. Gendron
                                          Title:  Treasurer